FOURTH AMENDMENT

TO EMPLOYMENT AGREEMENT

THIS FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made May 10, 2019, among OHI Asset Management LLC (the “Company”), Omega Healthcare Investors, Inc. (the “Parent”), and ________________ (the “Executive”).

INTRODUCTION

The Company, the Parent and the Executive are parties to an employment agreement (the “Employment Agreement”) generally effective as of March 31, 2015, amended effective March 17, 2016,  January 9, 2017 and December 19, 2017.  The parties now desire to further amend the Employment Agreement to, among other things, update the annual base salary payable to the Executive, extend the term of the Employment Agreement by one year to December 31, 2021 (subject to earlier termination as provided in the Employment Agreement),  update the definition of “Competing Business” and the definition of the “Area”.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Employment Agreement is amended, effective as of the date first set forth above (except as otherwise provided below), as follows:

1. By substituting the following for the first sentence of Section 2(a):

“The Company shall pay the Executive base salary of $___,___ per annum effective January 1, 2019, which base salary will be subject to review effective as of January 1, 2020, and at least annually thereafter by the Compensation Committee of the Board of Directors of the Parent (the “Compensation Committee”) for possible increases.”

2. By substituting in the first sentence of Section 2(b)(ii) the year “2019” for the year “2018”.

3. By substituting in the second sentence of Section 2(b)(iii), in Section 3(a), in Section 3(c)(ii) and in Section 5(f) the year “2021” for the year “2020” wherever it appears.

4. By substituting the following for Section 9(f):

“(f)‘Competing Business’ means the entities listed below and any person, firm, corporation, joint venture, or other business that is engaged in the Business of the Company:

(i) CareTrust REIT, Inc.,
(ii) Colony Capital, Inc.,
(iii) Communities Healthcare Trust Incorporated,
(iv) Formation Capital, LLC,
(v) Global Medical REIT, Inc.,

(vi) HCP, Inc.,
(vii) Healthcare Realty Trust Incorporated,
(viii) Healthcare Trust of America, Inc.,
(ix) LTC Properties, Inc.,
(x) MedEquities Realty Trust, Inc.,
(xi) Medical Properties Trust, Inc.,
(xii) National Health Investors, Inc.,
(xiii) New Senior Investment Group Inc.,
(xiv) Physicians Realty Trust,
(xv) Sabra Health Care REIT, Inc.,
(xvi) Senior Housing Properties Trust,
(xvii) Universal Health Realty Income Trust,
(xviii) Ventas, Inc., and
(xix) Welltower Inc.”

5. By substituting the attached Exhibit B for the existing Exhibit B.

6. By adding the following Section 10 to the Employment Agreement:

“10.Intellectual Property Agreement.

Notwithstanding any other provision of this Agreement, as a condition to the effectiveness of the Fourth Amendment to the Employment Agreement, the Executive shall sign, return and be subject to the Intellectual Property Agreement, appended hereto as Exhibit D,  effective as of the date of the Fourth Amendment to the Employment Agreement.  The Intellectual Property Agreement shall be in full force and effect and shall be in addition to, but shall not supersede, the Executive’s pre-existing obligations under the Agreement.”

7. By adding the following Section 11 to the Employment Agreement:

“11.Clawback.

The Executive has read and understands, and acknowledges that he is bound by, the Incentive Compensation Recovery Policy appended hereto as Exhibit E.”

In all remaining respects, the terms of the Employment Agreement shall remain in full force and effect as prior to this Fourth Amendment.

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IN WITNESS WHEREOF, the Company, the Parent and the Executive have each executed and delivered this Fourth Amendment to Employment Agreement as of the date first shown above.

THE COMPANY:

OHI ASSET MANAGEMENT LLC

By:____________________________________

THE PARENT

OMEGA HEALTHCARE INVESTORS, INC.

By:

THE EXECUTIVE:

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EXHIBIT B

STATES, AREAS AND COUNTRIES

Alabama

Arkansas

Arizona

California

Colorado

Connecticut

Florida

Georgia

Idaho

Illinois

Indiana

Iowa

Kansas

Kentucky

Louisiana

Maryland

Massachusetts

Michigan

Minnesota

Mississippi

Missouri

Montana

Nebraska

Nevada

New Hampshire

New Mexico

New York

North Carolina

Ohio

Oklahoma

Oregon

Pennsylvania

Rhode Island

South Carolina

Tennessee

Texas

Vermont

Virginia

Washington

West Virginia

Wisconsin

England

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EXHIBIT D

INTELLECTUAL PROPERTY AGREEMENT

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EXHIBIT E

INCENTIVE COMPENSATION RECOVERY POLICY

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